UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2015

VERIFONE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

04-3692546
(IRS Employer Identification No.)

88 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)

408-232-7800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On September 28, 2015, the Company issued a press release announcing a $200 million share repurchase authorization. This press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
Ex-99.1    Press release, dated September 28, 2015, titled "Verifone Announces $200 Million Share Repurchase Authorization"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: September 28, 2015	By: /s/ Albert Liu Name: Albert Liu Title: Executive Vice President, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit No.    Description

Ex-99.1     Press release, dated September 28, 2015, titled "Verifone Announces $200 Million Share Repurchase Authorization"